                                                                  EXECUTION COPY



                             NOTE PURCHASE AGREEMENT


         This Agreement dated as of July 27, 1998 (this "Agreement"), is entered into between CML Group, Inc., a Delaware corporation (the "Company"), and the State of Wisconsin Investment Board, an independent agency of the State of Wisconsin (the "Purchaser").

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       AUTHORIZATION AND ISSUE OF NOTE.

                  1.1 AUTHORIZATION. The Company has, or before the Closing (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of its Secured Convertible Redeemable Subordinated Note (the "Note"), in the aggregate principal amount of Twenty Million United States Dollars ($20,000,000), to be dated the Closing Date, to mature July 27, 2003, to bear interest on the unpaid principal balance from the date of issue until the principal shall have become due and payable at the rate of fifteen percent (15%) per annum, payable semi-annually in arrears, and to bear interest on overdue principal and, to the extent permitted by law, overdue interest at the rate of sixteen and one-half percent (16.5%) per annum, and to be substantially in the form attached hereto as EXHIBIT A.

                  1.2 PURCHASE AND SALE OF NOTE. Subject to the terms and conditions of this Agreement, at the Closing the Company will sell and issue to the Purchaser, and the Purchaser will purchase, the Note at a purchase price of Twenty Million United States Dollars ($20,000,000).

         2. THE CLOSING. The closing ("Closing") of the sale and purchase of the Note shall take place at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts, at 10:00 a.m. on July 27, 1998, or at such other location or on such other date as the Company and the Purchaser may agree. At the Closing the Company shall deliver to the Purchaser the Note against payment to the Company of the purchase price therefor, by wire transfer, certified check, or other method reasonably acceptable to the Company. The date of the Closing is herein referred to as the "Closing Date."

         3. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

                  3.1 ORGANIZATION, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority, corporate and otherwise, to own, operate and lease its property and to carry on its business as now being conducted. The Company has full power and authority, corporate or otherwise, to execute and deliver, and to perform its obligations under, this Agreement, the



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Note, the Security Documents (as defined below) and each of the other agreements, documents, instruments, certificates and notices contemplated hereby or thereby (collectively, the "Transaction Documents"), and to issue and sell the Note. This Agreement and each other Transaction Document have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by authorized officers of the Company, are the legal, valid and binding obligations of the Company, and are enforceable against the Company in accordance with their respective terms.

                  3.2 CAPITALIZATION. The authorized capital stock of the Company (immediately prior to the Closing) consists of (a) 120,000,000 shares of Common Stock, $0.10 par value per share (the "Common Stock"), of which 50,274,694 shares are issued and outstanding as of July 21, 1998, and (b) 2,000,000 shares of Preference Stock, $0.10 par value per share (the "Preference Stock"), of which no shares are issued and outstanding as of the Closing Date. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  3.3 ISSUANCE OF NOTE. The issuance, sale and delivery of the Note in accordance with this Agreement have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company. The Note, when so issued, sold and delivered against payment therefor, in accordance with the provisions of this Agreement, will be duly and validly issued.

                  3.4 AUTHORITY FOR AGREEMENT. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement and each of the other Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement and the other Transaction Documents and compliance with its and their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-Laws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company.

                  3.5 GOVERNMENTAL AND EXCHANGE CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority or the New York Stock Exchange is required on the part of the Company in connection with the execution and delivery of this Agreement and the other Transaction Documents, and the offer, issuance, sale and delivery of Shares, except such filings as shall have been made prior to and shall be effective on and as of the Closing. Based on the representations made by the Purchaser in Section 4 of this Agreement, the offer, issuance and sale of the Note to the Purchaser will be in compliance with applicable Federal and state securities laws.

                  3.6 DISCLOSURES. None of this Agreement, any other Transaction Document or



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any other document, certificate or statement furnished to the Purchaser by or on behalf of the Company in connection herewith, or filed by or on behalf of the Purchaser with the Securities and Exchange Commission, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein in light of the circumstances under which they were made not misleading.

                  3.7 NO CONFLICT OF INTEREST. To the best of its knowledge, no officer or employee of the Purchaser has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.

                  3.8 NO BAD ACTOR. None of the Company, any of its affiliates, or any directors or officers of the Company or any of its officers is or has been the subject of, or a defendant in: (i) an enforcement action or prosecution (or settlement in lieu thereof) brought by a governmental authority relating to a violation of securities, tax, fiduciary or criminal laws, or (ii) a civil action (or settlement in lieu thereof) brought by investors in a common investment vehicle for violation of duties owed to the investors. The Company will notify the Purchaser within five days in the event any such action or prosecution is initiated during any period in which the Note is outstanding or the Purchaser holds any equity securities of the Company or NordicTrack.

         4. REPRESENTATIONS OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

                  4.1 INVESTMENT. The Purchaser is acquiring the Note for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

                  4.2 AUTHORITY. The Purchaser has the necessary power and authority to enter into and to perform this Agreement and the other Transaction Documents to which it is a party in accordance with their respective terms.

                  4.3 ACCREDITED INVESTOR. The Purchaser is an "accredited investor," within the meaning of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         5. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER. The obligation of the Purchaser to purchase the Note at the Closing is subject to the fulfillment, or the waiver by the Purchaser, of each of the following conditions on or before the Closing:

                  5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.



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                  5.2      PERFORMANCE. The Company shall have performed and
complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing, and the Company shall deliver to the Purchaser a certificate of a senior officer of the Company to such effect.

                  5.3 OPINION OF COUNSEL. The Purchaser shall have received an opinion from Hale and Dorr LLP, counsel for the Company, dated the Closing Date, addressed to the Purchaser, and satisfactory in form and substance to the Purchaser, as to each of the matters set forth in Sections 3.1 through 3.5, inclusive.

                  5.4 CREDIT FACILITY. The Company, NordicTrack (as defined herein), Nordic Advantage, Inc. ("NA") and S&H (as defined herein) shall have entered into a credit agreement (the "Credit Agreement") with B III Capital Partners, L.P. ("B III"), General Motors Employees Domestic Group Pension Trust ("GM Trust"), and BankBoston, N.A., individually ("Bank Boston"; collectively with B III and GM Trust, the "Working Capital Lenders") and as Administrative Agent for the Working Capital Lenders (in such capacity, the "Administrative Agent"), in form and substance satisfactory to the Purchaser, in its sole and absolute discretion, wherein the Working Capital Lenders shall have committed to extend up to $65,000,000 in credit facilities to the Company. The Company shall have delivered a true, correct and complete copy of the Credit Agreement, and each of the related agreements, instruments, documents, certificates and notices completed thereby to the Purchaser.

                  5.5 INTERCREDITOR AGREEMENT. The Purchaser shall have entered into an intercreditor agreement with the Company and the Administrative Agent, in form and substance satisfactory to the Purchaser, in its sole and absolute discretion, which conforms to that certain term sheet executed by DDJ Capital Management, LLC, and the Purchaser.

                  5.6 COLLATERAL AGENCY AGREEMENT. The Purchaser shall have entered into a collateral agency agreement (the "Collateral Agency Agreement") with the Company, NordicTrack, NA, S&H and BankBoston, N.A., as collateral agent for the Working Capital Lenders and the Purchaser (in such capacity, the "Collateral Agent"), in form and substance satisfactory to the Purchaser, in its sole and absolute discretion, wherein the Collateral Agent agrees to act as collateral agent for and on behalf of the Administrative Agent and the Working Capital Lenders, as senior secured parties, and the Purchaser, as junior secured party.

                  5.7 SECURITY DOCUMENTS. The Company and each of its subsidiaries (whether direct or indirect), to the extent a party thereto, shall have executed and delivered each of the Security Documents, as defined in the Collateral Agency Agreement (other than (x) the Life Insurance Collateral Assignments and (y) that certain charge over securities dated as of April 29, 1996 between NordicTrack and the Administrative Agent, pledging the securities of NordicTrack (U.K.) Ltd., as amended by the First Amendment to Securities Documents (as defined in the Credit Agreement)) (collectively, all such Security Documents are referred to herein as the "Security Documents"), and the Purchaser shall have determined that the Collateral Agent, on behalf of the Working Capital Lenders and the Purchaser, has a first priority perfected lien and security interest in and to all assets and properties of the Company and such subsidiaries covered by the Security Documents. The Company shall have delivered a true, correct and complete



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copy of each of the Security Documents to the Purchaser.

                  5.8 GUARANTEES. Each of NordicTrack, NA, S&H, OCR, Inc., OBW, Inc., WFH Group, Inc., OTNC, Inc., BFPI, Inc., CML International (FSC), Ltd., The Nature Company Limited, NordicTrack (U.K.) Ltd., NordicTrack GmbH, and Nordic Advantage of Ontario, Inc. (each a "Guarantor", and collectively the "Guarantors") shall have executed and delivered its Guaranty (each a "Guaranty", and collectively the "Guarantees") of the Company's obligations to the Purchaser.

         6. CONDITION OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company under Section 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following condition on or before the Closing:

                  6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

         7.       COVENANTS OF THE COMPANY.

                  7.1 REGISTRATION OF NOTE AND CONVERSION SHARES. The Company shall file on or before 60 days after the Closing Date registration statements (the "Registration Statements") with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, the Note and the shares of Common Stock into which it is convertible pursuant to the Note (the "Conversion Shares"). The Company shall use its best efforts to have the Registration Statements declared effective as soon as practicable after filing. Until the Registration Statements are declared effective, the Company shall not file any registration statement with respect to its securities (other than on Form S-8 or its equivalent) unless the Note and the Conversion Shares are included therein.

                  7.2      FUTURE ISSUANCE OF SECURITIES.

                           (a)      The Conversion Shares, the NordicTrack
Warrants and the NordicTrack Warrant Shares (as such terms are defined below), when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances. Neither the issuance, sale or delivery of the Conversion Shares, the NordicTrack Warrants or the NordicTrack Warrant Shares are subject to any preemptive right, right of first refusal, or are subject to any other similar rights (except as disclosed in the Credit Agreement) in favor of any person or entity.

                           (b)      On or before the date of issuance of any
Conversion Shares, NordicTrack Warrants or NordicTrack Warrant Shares, the Purchaser shall have received an opinion from Hale and Dorr LLP, as counsel for the Company (or other reputable counsel retained by the Company as is satisfactory to the Purchaser) dated the date of issuance, addressed to the Purchaser, and satisfactory in form and substance to the Purchaser, as to each of the



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matters set forth in Sections 3.1 through 3.5, inclusive, except that such opinions shall be given as of the date of issuance with respect to the securities being issued rather than the Note, and that such securities are fully paid and non-assessable (assuming, in the case of the NordicTrack Warrants, the payment of $0.01 per NordicTrack Warrant Share).

                  7.3 ISSUANCE OF SHARES AND WARRANTS. The issuance, sale and delivery of the Conversion Shares and the NordicTrack Warrants in accordance with the Transaction Documents, and the NordicTrack Warrant Shares in accordance with the NordicTrack Warrants, will be on or prior to the issuance thereof, duly authorized by all necessary corporate action on the part of the Company or NordicTrack, Inc., a Minnesota corporation or its successor ("NordicTrack"), as the case may be. The Conversion Shares, NordicTrack Warrants and NordicTrack Warrant Shares, when so issued, sold and delivered in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable and will be subject to an effective registration statement under the Securities Act of 1933, as amended, or will be issued pursuant to an exemption therefrom.

                  7.4 SMITH & HAWKEN. Upon the occurrence and during the continuation of any default in the payment of any installment of principal or interest on the Note, to the maximum extent consistent with the fiduciary duties of the Company's Board of Directors, the Company shall use its best efforts to sell all or substantially all of the assets or stock of Smith & Hawken, Ltd., a Delaware corporation ("S&H"), or its successor, for the maximum consideration of cash or securities (provided that such securities are subject to an effective registration statement under the Securities Act of 1933, as amended, and listed on a major United States stock exchange), obtainable on an arms-length basis from an unaffiliated third party (the "S&H Sale"). To the maximum extent consistent with the fiduciary duties of the Company's Board of Directors, the Company shall use its best efforts to close the S&H Sale within 120 days after the occurrence of any such default and, prior to S&H (i) making a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applying for, consenting to, acquiescing in, filing a petition, seeking or admitting (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt or insolvent debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admitting in writing its inability to pay its debts generally as they become due.

                  7.5 NORDICTRACK WARRANTS. In the event that the Company shall distribute any of the capital stock of NordicTrack to the Company's shareholders at any time prior to the full redemption or full conversion of the Note, the Company shall cause to be issued to the Purchaser perpetual warrants, exercisable in whole or in part, in form and substance satisfactory to the Purchaser (the "NordicTrack Warrants"), to purchase, at a purchase price per share equal to $0.01, that number of shares of NordicTrack capital stock which the Purchaser would have been entitled to receive in such distribution if it had converted the Note in full immediately prior to the record date for such distribution (upon the exercise of the NordicTrack Warrants, the "NordicTrack Warrant Shares").



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                  7.6      NO REPRICING OF OPTIONS. At all times while the Note
is outstanding or the Purchaser owns any shares of common stock of the Company, the Company shall not reprice any options with respect to the Company's capital stock.

                  7.7 CHAIRMAN OF BOARD OF DIRECTORS. At all times while the Note is outstanding or the Purchaser owns any shares of common stock of the Company, the Company shall cause John A.C. Pound ("Pound") to be Chairman of the Board of Directors of the Company and, at all times after a distribution of the capital stock of NordicTrack to the Company's shareholders, NordicTrack. In the event that Pound is unable to serve as Chairman of the Board of Directors of either the Company or NordicTrack, the Company shall cause only the Independent Directors on the respective Boards of Directors of the Company and NordicTrack to select the Chairman of the Board of Directors.

                  7.8 OUTSIDE AND INDEPENDENT DIRECTORS. At all times while the Note is outstanding or the Purchaser owns any shares of common stock of the Company, the Company shall cause a majority of the members of the Board of Directors of the Company and, at all times after a distribution of the capital stock of NordicTrack to the Company's shareholders, NordicTrack, to be comprised of outside and "independent directors," as such term is defined by the Council of Institutional Investors ("Independent Directors").

                  7.9 NO BACKSTOPPED RIGHTS OFFERING. At all times while the Note is outstanding or the Purchaser owns any shares of common stock of the Company, the Company shall not conduct any "backstopped" rights offering without the consent of the Purchaser or any other rights offering in which any person or entity facilitating such transaction will receive securities of the Company or any of its subsidiaries for consideration less than the purchase price therefor offered to all shareholders of the Company.

                  7.10     NO DIVIDENDS DURING DEFAULT. At all times while the
Note is outstanding, the Company shall not declare or pay any dividend on any capital stock of the Company, or make any other distribution to holders of capital stock of the Company (other than a distribution of the capital stock of NordicTrack to the Company's shareholders), following the occurrence and during the continuation of any default under the Note or this Agreement.

                  7.11 RIGHTS OFFERING. In the event that the Company undertakes a rights offering with respect to the holders of any of its capital stock at any time while the Note is outstanding, the Company shall grant the Purchaser the right to be issued its pro rata percentage of such rights based on the number of shares of capital stock into which the Note is then convertible.

                  7.12 NO DIRECTORS ELECTED BY WORKING CAPITAL LENDERS. At all times prior to the earlier of (a) August 1, 1999 or (b) the indefeasible payment in full of any loans or other extensions of credit and the termination of any commitments to extend credit (collectively, "Working Capital Credit Facilities") by the Working Capital Lenders, the Company shall not permit any Working Capital Lender to elect, directly or by proxy, any members of the Board of Directors of the Company, unless prior to such election the Working Capital Lenders have converted all or a portion (but not less than $20,000,000 of outstanding indebtedness) of the



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Working Capital Credit Facilities into common stock of the Company.

                  7.13 INDEBTEDNESS; LIENS. At all times while the Note is outstanding, the Company shall not incur any Indebtedness, or grant any Liens, with senior or pari passu rights in payment or collateral, except as permitted under the Note or the Working Capital Credit Facilities. As used herein, "Indebtedness" shall have the meaning ascribed thereto in the Credit Agreement. As used herein, "Lien" means any lien (statutory or other), security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

                  7.14 WORKING CAPITAL CREDIT FACILITIES. The Company shall give the Purchaser written notice as soon as practicable (but prior to the effectiveness) of any amendment of, waiver or consent, and any request therefor, under the Working Capital Credit Facilities.

                  7.15 DEFAULTS. The Company shall give the Purchaser written notice as soon as practicable after it becomes aware of any default, event of default or similar event (or any event or occurrence which, with the passage of time and/or notice would become a default, event of default or similar event) under this Agreement, any other Transaction Document, the Working Capital Credit Facilities or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company. Upon the request of the Purchaser, the Company shall promptly provide the Purchaser with all such information, documentation and inspection rights provided to the Administrative Agent, the Working Capital Lenders, or any other person or entity in connection with such default, event of default or similar event and such other information, documentation and inspection rights as may be requested by the Purchaser.

                  7.16 RIGHT OF FIRST REFUSAL. The Company agrees that it will not issue (other than through (a) conversion of currently outstanding warrants, debentures and stock options, as disclosed on SCHEDULE 7.16 attached hereto or (b) the Company's stock plans existing on the date hereof or as subsequently approved by the Company's stockholders) any shares of its Common Stock, or any convertible securities, exchangeable or exercisable for shares of Common Stock ("Convertible Securities") unless the Company shall first have offered all of such Common Stock or Convertible Securities to the Purchaser, on terms and conditions, including without limitation with respect to price and method of payment, at least as favorable to the Purchaser as are proposed to be offered to any other person or entity. Any such offer shall be made in writing and shall remain open for a period of not less than 10 days after the receipt of such offer by the Purchaser. The Purchaser may accept the Company's offer as to the full amount of securities offered, but not any lesser number, by written notice thereof given by it to the Company prior to the expiration of the 10 day period, in which event the Company shall promptly sell and the Purchaser shall buy, upon the terms specified, such securities offered by the Company.

                  7.17 INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the Purchaser or any transferee, provide the Purchaser or any transferee, and any qualified institutional buyer (as defined in Rule 144A promulgated by the Securities and Exchange



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

Commission under the Securities Act of 1933, as amended) designated by the Purchaser or any transferee, such financial and other information as the Purchaser or any transferee may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A in connection with a resale or proposed resale of the Note, the Conversion Shares, the NordicTrack Warrants or the NordicTrack Warrant Shares.

                  7.18 CREDIT AGREEMENT COVENANTS. The Company will comply with each of the covenants set forth in Sections 9.1, 9.2, 9.3, 9.6, 9.7, 9.8, 9.10, 9.11, 9.13, 9.14, 10.7, 10.9, 10.11 and 10.13 of the Credit Agreement (the
"Incorporated Covenants"), which are incorporated in this Agreement by reference by the terms set forth below. The Company and the Purchaser hereby agree that the Incorporated Covenants, and, to the extent they apply to such covenants, the definitions and other definitional provisions set forth in Section 1 of the Credit Agreement, together with the other sections of the Credit Agreement to which reference is made therein, are incorporated in this Agreement by reference as though specifically set forth herein, and they shall continue in full force and effect with respect to this Agreement notwithstanding the termination of the Credit Agreement and the payment of all indebtedness and obligations thereunder.

         8.       COVENANTS OF THE PURCHASER.

                  8.1 TERMINATION OF SECURITY INTEREST. Provided that no Event of Default (as defined under the Note), and no default, event of default or similar event hereunder, under the Note, any Guaranty or Security Document, has occurred and is continuing, the Purchaser agrees that upon the request of the Company it shall execute such documents and take such reasonable steps (in each case at the sole expense of the Company) to terminate any interest the Purchaser has in the liens and security interests held by the Collateral Agent
(a) upon receiving satisfactory evidence that the Company has received gross proceeds of $30,000,000 or more from the sale of equity securities of the Company, other than pursuant to conversion of the Note, or (b) on August 1, 1999, upon receiving satisfactory evidence that the Company has received gross proceeds of $25,000,000 or more (but less than $30,000,000) from the sale of equity securities of the Company prior to August 1, 1999, other than pursuant to conversion of the Note.

                  8.2 RELEASE OF FOREIGN PLEDGE AND GUARANTY. If the Company has demonstrated to the reasonable satisfaction of the Purchaser that the pledge of stock of any foreign subsidiary of the Company to the Collateral Agent (to the extent greater than sixty-five percent (65%) of the outstanding stock of such foreign subsidiary) or any Guaranty given by a foreign Guarantor will result in material tax obligations for the Company and its subsidiaries, which tax obligations would not arise if such pledge or Guaranty were released by the Purchaser, the Purchaser, upon ten (10) days' prior written request of the Company delivered to the Purchaser, shall consent to the Collateral Agent's release of such pledge (to the extent applicable to greater than sixty-five percent (65%) of the outstanding stock of the relevant foreign subsidiary of the Company) or release such Guaranty, as applicable; PROVIDED that no such release shall be required if any Default (as defined in the Note) or any breach or violations of the provisions hereof or any Security Document or Guaranty has occurred and is continuing.

         9.       MISCELLANEOUS.



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                  9.1      ENTIRE AGREEMENT. This Agreement and Exhibits hereto
embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  9.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  9.3 SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  9.4 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  9.6 EXPENSES. The Company agrees, whether or not the transaction provided for hereby shall be consummated, to pay on demand, and save the Purchaser and its transferees harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions ("Expenses"), including (i) all document production and duplication charges and the reasonable fees and expenses of Michael Best & Friedrich LLP, its special transaction counsel, and its agents and of any other special or local counsel or other special advisers engaged by the Purchaser in connection with the transactions contemplated by this Agreement and with any subsequent proposed modification of, or proposed waiver or consent, requested by the Company under the Transaction Documents, whether or not such transactions are consummated or proposed modification shall be effected or proposed waiver or consent granted,
(ii) the costs (other than underwriting discounts and commissions) of issuance and obtaining an effective registration statement with respect to the Note, the Conversion Shares and the NordicTrack Shares under the Securities Act of 1933, as amended, and such state securities and blue sky laws as the Purchaser may reasonably request, and (iii) the costs and expenses, including reasonable attorneys' fees and the fees of any other special advisers, incurred by the Purchaser or any of its transferees in evaluating, monitoring or enforcing any rights under the Transaction Documents (including, without limitation, any costs, expenses or fees incurred in connection with perfecting or maintaining perfection of any lien now or hereafter existing in favor of the Purchaser or any of its transferees securing any of the obligations of the Company under the Transaction Documents or maintaining or protecting the collateral which is the subject of such lien) or in responding to any subpoena or other legal process issued in connection with the Transaction Documents or the transactions provided for hereby or thereby or by reason of the Purchaser or any transferee having acquire the Note or any of the Conversion Shares, NordicTrack Warrants or NordicTrack Warrant Shares, including without limitation costs and expenses incurred in connection with any bankruptcy or insolvency of any of the Company or any of its Subsidiaries or in connection with any workout or restructuring of any of the transactions contemplated by the Transaction Documents. The obligations of the Company under this Section 9.6 shall survive the transfer of any Note, any of the Conversion Shares, NordicTrack Warrants or NordicTrack Warrant Shares or portion of any of the Shares thereof or interest therein by the Purchaser or any transferee and the payment of the Note.

                  9.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained in any Transaction Document or made in any other writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of such Transaction Document or other writing, the transfer by the purchaser of the Note or any Conversion Shares, NordicTrack Warrants and NordicTrack Warrant Shares, or any portion thereof or interest therein and the payment of the Note and any redemption of Conversion Shares, NordicTrack Warrants and Nordic Track Shares and may be relied upon by any transferee, regardless of any investigation made at any time by or on behalf of the Purchase or any transferee. The Transaction Documents embody the entire agreement and understanding between the purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                  9.8 SUCCESSOR AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any transferee) whether so expressed or not; provided the Company may not assign any of its obligations hereunder.

                  9.9 NOTICES. All notices and other written communications provided for hereunder shall be given in writing and sent by overnight delivery service (with charges prepaid) or by facsimile transmission with the original of such transmission being sent by overnight delivery service (with charges prepaid) by the next succeeding Business Day and addressed to such party as follows:

         If to the Company:   CML Group, Inc.
                              524 Main Street
                              Acton, Massachusetts 01720
                              Attn: President
                              Facsimile: (978) 264-4073

         If to the Purchaser: State of Wisconsin Investment Board
                              121 East Wilson Street
                              Madison, Wisconsin 53702
                              Attn: Investment Director, Small Cap Stocks
                              Facsimile: (608) 266-2436

or at such other address or fax number as such party shall have specified to the other party in writing. Notice given in accordance with this Section 9.9 shall be effective upon the earlier of the date of delivery or the second Business Day at the place of delivery after dispatch.


                            [SIGNATURE PAGE FOLLOWS]



                                      -11-
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




                                   CML GROUP, INC.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   STATE OF WISCONSIN INVESTMENT BOARD



                                   By:
                                       --------------------------------------
                                       Name:
                                       Title: